CAPITAL ONE, N.A. – LOAN NO.

ASSIGNMENT OF LEASES AND RENTS

STATE OF OKLAHOMA COUNTY OF MUSKOGEE	§ §

THIS ASSIGNMENT OF LEASES AND RENTS (this “Assignment”) is made as of APRIL 8, 2011, by G&E HC REIT II MUSKOGEE LTACH, LLC, a Delaware limited liability company (“Assignor”), for the benefit of CAPITAL ONE, N.A., a national association (together with is successors and assigns, “Assignee”). Unless the context of this Assignment otherwise requires, capitalized terms not otherwise defined in this Assignment shall have the meanings ascribed to such terms in that certain MORTGAGE AND SECURITY AGREEMENT AND UCC FINANCING STATEMENT FOR FIXTURE FILING (the “Mortgage”) dated of even date herewith, given by Assignor to Assignee, and affecting, among other property, the Property (hereinafter defined).

W I T N E S S E T H:

FOR VALUE RECEIVED, Assignor hereby absolutely, irrevocably and unconditionally grants, transfers, and assigns to Assignee all of Assignor’s right, title, and interest in and to any and all (a) leases, subleases, licenses, rental contracts, and occupancy agreements (regardless of their form) currently in existence or which may be executed in the future, covering or affecting all or any part of the Property (hereinafter defined), together with any and all extensions, renewals, modifications, or replacements thereof and all guarantees of the obligations of the tenants, licensees, and occupants thereunder (all such leases, subleases, licenses, rental contracts, occupancy agreements, and guarantees are collectively referred to herein as the “Leases”) and (b) deposits (whether for security or otherwise), rentals, issues, profits, proceeds, and income of every nature (collectively, the “Rents”), now or hereafter received or receivable by Assignor in connection with and as they relate to those particular tracts or parcels of land described on Exhibit A attached hereto and incorporated herein by reference for all purposes, and all improvements now or hereafter situated thereon (the “Property”). Notwithstanding any provision herein to the contrary, this Assignment shall constitute and be construed as an assignment of rents and profits pursuant to Title 46, Okla. Stat. (2001), §4, as amended from time to time.

In connection with and as part of this Assignment, Assignor hereby makes the following grants, covenants, agreements, representations, and warranties:

1. Subject to the provisions of Paragraph 11 below granting Assignor a revocable, limited license, Assignee shall have the right, power, and authority: (a) to notify any and all tenants and other obligors on Leases that the Leases have been assigned to Assignee and that all Rents are to be paid directly to Assignee whether or not Assignee shall have foreclosed or commenced foreclosure proceedings against the Property and whether or not Assignee has taken possession of the Property; (b) to settle, compromise, or release, on terms acceptable to Assignee, in whole or in part, any Rents and any amounts owing on the Leases; (c) to enforce payment of Rents, prosecute any action or proceeding, and to defend legal proceedings with respect to any and all Rents and Leases; (d) to extend the time of payment, make allowances, adjustments, and discounts; (e) to enter upon, take possession of, and operate the Property; (f) to lease all or any part of the Property; and/or (g) to enforce all other rights of the lessor or sublessor under the Leases. Notwithstanding anything herein to the contrary, Assignee shall not be obligated to perform or discharge, and Assignee does not undertake to perform or discharge, any obligation, duty, or liability (including, without limitation, liability under any covenant of quiet enjoyment contained in any Lease or under the law of any state in the event that any tenant shall be joined as a party defendant in any action to foreclose the Mortgage, and shall have been barred and foreclosed thereby of all right, title, interest, and equity of redemption in the Property) with respect to the Leases or the Rents under or by reason of this Assignment. This Assignment shall not operate to place responsibility for the control, care, maintenance, or repair of the Property upon Assignee or to make Assignee responsible or liable for any waste committed on the Property by any tenant or other person, for any dangerous or defective condition of the Property, or for the acts or omissions of Assignor or any tenant or other person in the management, upkeep, repair, or control of the Property.

2. Assignee shall have the right, power, and authority to use and apply any Rents received hereunder as Assignee may in its sole and absolute discretion deem advisable (a) for the payment of any and all costs and expenses incurred in connection with enforcing or defending the terms of this Assignment, or the rights of Assignee hereunder, and collecting any Rents and (b) for the operation and maintenance of the Property and the payment of all costs and expenses in connection therewith including, without limitation, the payment of (i) rentals and other charges payable by Assignor under any Lease affecting the Property, (ii) interest, principal, or other amounts with respect to any and all loans secured by deeds of trust on the Property, including, without limitation, the Mortgage, (iii) electricity, telephone, water, and other utility costs, taxes, assessments, standby fees, water charges, and sewer rents and other utility and governmental charges levied, assessed, or imposed against the Property or any part thereof, (iv) insurance premiums, (v) costs and expenses with respect to any litigation affecting the Property, the Leases, or the Rents, (vi) reasonable attorneys’ fees, and (vii) all other carrying costs, fees, charges, and expenses whatsoever relating to the Property. After the payment of all such costs and expenses and after Assignee shall have set up such reserves as it, in its sole discretion, shall deem necessary for the proper management of the Property, Assignee shall apply all remaining Rents collected and received by it to the reduction of the Indebtedness. Exercise or nonexercise by Assignee of the rights granted in this Assignment, or collection and application of Rents, by Assignee or its agent shall not be a waiver of any Default by Assignor under this Assignment or the Loan Documents. Subject only to the provisions of Paragraph 6 hereof, no action or failure to act by Assignee with respect to (x) any of Assignor’s obligations under the Loan Documents, (y) any security or guarantee given for the payment or performance thereof, or (z) any other document or instrument evidencing or relating to such obligations, shall in any manner affect, impair, or prejudice any of Assignee’s rights and privileges under this Assignment or discharge, release, or modify any of Assignor’s duties or obligations hereunder. THIS ASSIGNMENT IS INTENDED BY ASSIGNOR AND ASSIGNEE TO CREATE, AND SHALL BE CONSTRUED TO CREATE, AN ABSOLUTE, IRREVOCABLE AND UNCONDITIONAL ASSIGNMENT TO ASSIGNEE, SUBJECT ONLY TO THE TERMS AND PROVISIONS HEREOF, AND NOT AS AN ASSIGNMENT AS SECURITY FOR THE PAYMENT OF THE INDEBTEDNESS OR THE PERFORMANCE OF THE OBLIGATIONS EVIDENCED BY THE LOAN DOCUMENTS, OR ANY OTHER INDEBTEDNESS OF ASSIGNOR. IT SHALL NEVER BE NECESSARY FOR ASSIGNEE TO INSTITUTE LEGAL PROCEEDINGS OF ANY KIND WHATSOEVER TO ENFORCE THE PROVISIONS OF THIS ASSIGNMENT.

3. This Assignment shall continue in full force and effect until (a) all sums due and payable under the Loan Documents shall have been fully paid and satisfied, together with any and all other sums which may become due and owing under this Assignment and (b) all other obligations of Assignor under the Loan Documents which are then performable have been satisfied. At such time as the conditions of this Paragraph 3 have been satisfied, this Assignment and the authority and powers herein granted by Assignor to Assignee shall cease and terminate, as evidenced by Assignee’s written release of the Mortgage to be recorded in the Official Public Records of Real Property of the county in which the Property is located.

4. Assignor hereby represents and warrants the following to Assignee:

(a) The Leases which now affect the Property are valid, subsisting, and are in full force and effect, and have been duly executed and unconditionally delivered by Assignor and the tenants under the Leases.

(b) Assignor has not executed or granted any modifications or amendments of any presently existing Leases either orally or in writing not previously disclosed to Assignee.

(c) There are no material defaults now existing under any of the Leases and, to the best of Assignor’s knowledge and belief, there are no other defaults now existing under any of the Leases and no event has occurred which, with the delivery of notice or the passage of time or both, would constitute such a default or which would entitle Assignor or the tenants under the Leases to cancel the same or otherwise avoid their obligations thereunder.

(d) Assignor has not heretofore executed a currently effective assignment or pledge of any of the Leases or of its right, title and interest therein.

5. Assignor hereby irrevocably constitutes and appoints Assignee its true and lawful attorney in fact to undertake and execute any or all of the rights or powers described herein with the same force and effect as if undertaken or executed by Assignor.

6. Assignee shall not in any way be liable to Assignor for any act done or anything omitted to be done to the Property, the Leases, or the Rents by or on behalf of Assignee in connection with this Assignment except for the consequences of its own gross negligence or willful misconduct. Assignee shall not be liable for any act or omission of its agents, servants, employees, or attorneys, provided that reasonable care is used by Assignee in the selection of such agents, servants, employees, and attorneys. Assignee shall be accountable to Assignor only for monies actually received by Assignee pursuant to this Assignment.

7. Assignor shall indemnify and hold Assignee harmless from and against any and all (a) liability, loss, damage, cost, or expense, including attorneys’ fees, which it may incur under any of the Leases or with respect to this Assignment or any action or failure to act of Assignee hereunder and (b) claims and demands whatsoever which may be asserted against Assignee by reason of any alleged obligation or undertaking on its part to perform or discharge any of the terms, covenants and conditions of any of the Leases or with respect to any Rents, except to the extent such liability, loss, damage, cost, or expense arises out of the sole gross negligence or willful misconduct of Assignee. In the event that Assignee incurs any such liability, loss, damage, cost, or expense, the amount thereof, together with interest thereon from the date such amount was permitted or incurred by Assignee until the same is paid by Assignor to Assignee, at a rate equal to the Highest Lawful Rate (as defined in the Note), shall be payable by Assignor to Assignee immediately upon demand, or at the option of Assignee, Assignee may reimburse itself therefor out of any Rents collected by Assignee.

8. Upon Assignee’s request, Assignor shall execute and deliver to Assignee, such further instruments as Assignee may deem necessary to effect this Assignment and the covenants of Assignor contained herein. Assignor shall cause such further instruments to be recorded in such manner and in such places as Assignee may require.

9. All of the representations, warranties, covenants, agreements, and provisions in this Assignment by or for the benefit of Assignee shall bind and inure to the benefit of its successors and assigns. Assignee’s successors and assigns shall include any receiver in possession of the Property, any corporation formed by or on behalf of Assignee which assumes Assignee’s rights and obligations under the Loan Documents, and any purchaser upon a foreclosure of the liens created by the Mortgage. This Assignment shall be binding upon and enforceable against Assignor’s successors and permitted assigns and shall never inure to the benefit of Assignor or any person claiming through or under Assignor, other than a tenant who has not received a notice in accordance with Paragraph 1 of this Assignment.

10. This Assignment may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification, or discharge is sought.

11. In connection with and as part of this Agreement, Assignee grants to Assignor a revocable license to collect and receive the Rents and to retain, use, and enjoy such Rents subject to the terms and conditions hereof. Such license may be revoked by Assignee, without notice to Assignor, upon the occurrence of a Default. Unless and until such license is so revoked, Assignor agrees to apply the proceeds of Rents to the payment of debt service on the Property and of taxes, assessments, standby fees, water charges, sewer rents, and other governmental charges levied, assessed or imposed against the Property or any part thereof, insurance premiums, tenant finish, and other obligations of Assignor as lessor under the Leases, and to operation, repair and maintenance charges relating to the Property which are due and payable at the time of collection of such proceeds of Rents before using such proceeds for any other purpose.

12. Governing Law. THIS ASSIGNMENT IS TO BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF OKLAHOMA AND THE LAWS OF THE UNITED STATES APPLICABLE TO TRANSACTIONS IN THE STATE OF OKLAHOMA (INCLUDING, WITHOUT LIMITATION, THE INTERPRETATION, CONSTRUCTION, VALIDITY AND ENFORCEABILITY THEREOF), WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS. TO THE EXTENT ALLOWED BY LAW, ASSIGNOR HEREBY SUBMITS ITSELF TO JURISDICTION IN THE STATE OF TEXAS FOR ANY ACTION OR CAUSE OF ACTION ARISING OUT OF OR IN CONNECTION WITH THIS ASSIGNMENT, AGREES THAT VENUE FOR ANY SUCH ACTION SHALL BE IN DALLAS COUNTY, TEXAS, AND WAIVES ANY AND ALL RIGHTS UNDER THE LAWS OF ANY STATE TO OBJECT TO JURISDICTION OR VENUE WITHIN DALLAS COUNTY, TEXAS. NOTWITHSTANDING THE FOREGOING, NOTHING CONTAINED IN THIS PARAGRAPH SHALL PREVENT ASSIGNEE FROM BRINGING ANY ACTION OR EXERCISING ANY RIGHTS AGAINST ASSIGNOR IN ANY OTHER COUNTY, STATE OR JURISDICTION PERMITTED BY APPLICABLE LAW. INITIATING SUCH ACTION OR PROCEEDING OR TAKING ANY SUCH ACTION IN ANY OTHER COUNTY, STATE OR JURISDICTION SHALL IN NO EVENT CONSTITUTE A WAIVER BY ASSIGNEE OF ANY OF THE FOREGOING.

REMAINDER OF PAGE LEFT INTENTIONALLY BLANK

IN WITNESS WHEREOF, Assignor has caused this Assignment to be duly executed and delivered as of the date first above written.

ASSIGNOR:

G&E HC REIT II MUSKOGEE LTACH, LLC,
a Delaware limited liability company

By: /s/ Shannon K S Johnson
Printed Name: Shannon K S Johnson
Title: Authorized Signatory
ASSIGNEE:

CAPITAL ONE, N.A.,
a national association

By: /s/ Albert E. Smith
Printed Name: Albert E. Smith
Title: Senior Vice President

STATE OF CALIFORNIA COUNTY OF ORANGE	§ §

On April 7, 2011 before me, P. C. Han, Notary Public, personally appeared Shannon K S Johnson, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her authorized capacity, and that by her signature on the instrument the person, or the entity upon behalf of which person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

Signature: /s/ P.C. Han (Seal)
Notary Public, State of California

STATE OF TEXAS COUNTY OF Dallas	§ §

This instrument was acknowledged before me on this 6th day of April, 2011, by Albert E. Smith, a SVP of CAPITAL ONE, N.A., a national association on behalf of said national association.

Signature: /s/ Cynthia L. Mayer (Seal)
Notary Public, State of Texas

AFTER RECORDING RETURN TO:

Matt Crockett, Esq.
Gardere Wynne Sewell LLP
3000 Thanksgiving Tower
1601 Elm Street
Dallas, Texas 75201-4761